UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2002



                              BANDAG, INCORPORATED
             (Exact name of registrant as specified in its charter)



            Iowa                          1-7007                 42-0802143
-----------------------------------  ------------------   ---------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                   Number)            Identification No.)



                2905 North Highway 61, Muscatine, Iowa 52761-5886
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           (Address or principal executive offices including zip code)

                                 (563) 262-1400
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              (Registrant's telephone number, including area code)

Item 5.   Other Events

       On June 18, 2002, Lucille A. Carver, widow of the founder of Bandag, Incorporated (the "Registrant") and a director of Registrant from 1957 until May 14, 2002, and Registrant executed a Stock Purchase Agreement pursuant to which the Registrant agreed to purchase 1,114,746 shares of the Registrant's Class B Common Stock and 418,371 shares of Registrant's Class A Common Stock. The purchase was effective on June 19, 2002 in accordance with the terms of the attached press release. Following the purchase, the voting power of the Carver Family (composed primarily of the lineal descendants of Roy J. Carver, Sr. and Lucille A. Carver) was reduced from approximately 78% to approximately 64%,. Attached as an exhibit to this report is a copy of a press release, dated June 18, 2002, announcing the proposed purchase.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a).  None
          (b).  None
          (c).  See Exhibit Index on page 3.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BANDAG, INCORPORATED
                                            (Registrant)



Date:   June 19, 2002                       /s/ Warren W. Heidbreder
                                            ------------------------
                                            Warren W. Heidbreder
                                            Vice President, Chief Financial
                                             Officer



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

                                  Exhibit Index

Exhibit
Number             Exhibit

99.1               Press Release dated June 18, 2002.










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